Summary of Employment Contract

According to PRC Labor Law and PRC Labor Contract Law, under mutual negotiation and agreement, the two Parties sign the contract as follows:

(Key Information included in the following translation)

Article I
Party A: Deli Yangguang Science and Technology Development (Beijing) Co., Ltd.
Legal Representative: DU Deli
Registered Address: No.28, Fengtai North Road, Fengtai District, Beijing City
Operation Address: No.28, Fengtai North Road, Fengtai District, Beijing City

Article II
Party B: MU Yang
Gender: Male
ID Number: 110111197601058411
Employment Date: March 29th, 2011
Home Address: Unit 206, Bld.27, Yuzhong Xili, Madian, Xicheng District, BJ
Zip Code: 100029

Article III
1.	The contract comes into effect on date March 29th, 2011 and will expire by March 28th, 2016.
2.	There is a 3-month probation period from March 29th, 2011 to June 28th, 2011.

……

Article VI
The position of Party B is CFO. To the main job responsibility, please refer to the attached Job Responsibility Instruction;

Article XIII
The compensation will be paid by 16th every month.

Article XIV
The annual payment is RMB 240,000. To the compensation detailed information, please refer to the sheet of Compensation Notice;

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